UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 20, 2017, Calpine Corporation (the “Company”) agreed to amend its revolving credit facility (the “Amendment”), to extend the maturity of certain revolving commitments (the “Class C Revolving Commitments’) to the earlier of (i) five years after the effective date of the Amendment and (ii) August 17, 2023. Upon effectiveness, the Amendment will also reduce the capacity under the revolving credit facility from $1.79 billion of Class B Revolving Commitments to $1.3 billion of Class C Revolving Commitments and $170 million of Class B Revolving Commitments. Effectiveness of the Amendment is conditioned upon the closing of the transaction contemplated in the Agreement and Plan of Merger entered into between the Company and Volt Parent, LP and Volt Merger Sub, Inc. on August 17, 2017. This description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1.
Forward Looking Statements
This communication contains certain information, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger involving the Company and Energy Capital Partners III, LLC (“ECP”), which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for the Company and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of the Company and are subject to significant risks and uncertainties outside of the Company’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction with ECP will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of the Company’s stockholders to adopt the merger agreement; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on the Company’s credit ratings; and other risks described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, the Company does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by ECP. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company has filed a preliminary proxy statement and will file a definitive proxy statement and other relevant documents with the SEC. The definitive proxy statement (when available) will be mailed to the Company’s stockholders. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT, FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC from the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website at www.calpine.com/investor-relations.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers by reading the Company’s Annual Report on Form 10-K, which was filed with the SEC on February 10, 2017, and proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 29, 2017. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the preliminary proxy statement filed with the SEC, and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1
Amendment No. 6 to the Credit Agreement, dated as of October 20, 2017, among the Company, as borrower, the guarantors party thereto, The Bank of Tokyo-Mitsubishi UFJ Ltd, as administrative agent, MUFG Union Bank, N.A., as collateral agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: October 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 6 to the Credit Agreement, dated as of October 20, 2017, among the Company, as borrower, the guarantors party thereto, The Bank of Tokyo-Mitsubishi UFJ Ltd, as administrative agent, MUFG Union Bank, N.A., as collateral agent, and the lenders party thereto.